Supplement Dated August 28, 2018 to your Prospectus Dated June 28, 2018

Effective on or about November 1, 2018, the Hartford Small/Mid Cap Equity HLS Fund will be renamed the Hartford MidCap Growth HLS Fund.

Therefore, all references in your prospectus to Hartford Small/Mid Cap Equity HLS Fund will be deleted and replaced with Hartford MidCap Growth HLS Fund.

This Supplement Should Be Retained For Future Reference.

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